                                                                    Exhibit 99.1

                                 AMENDMENT TO
                                LOAN AGREEMENT


     AMENDMENT TO LOAN AGREEMENT ("Agreement") made as of July 30, 2003, by and between MADISON RIVER LTD FUNDING CORP., a Delaware corporation ("Borrower") and RURAL TELEPHONE FINANCE COOPERATIVE, a South Dakota cooperative association ("Lender"),

                                   RECITALS

     WHEREAS, Borrower and Lender have entered into a Loan Agreement dated December 29, 2000 (the "Loan Agreement").

     WHEREAS, Borrower has requested Lender to consent to certain changes to the terms and conditions of the Loan Agreement and Lender has agreed to such changes conditioned upon additional changes being made to the terms and conditions of the Loan Agreement.

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and Lender do hereby agree as follows:

  1. Definitions. Terms not specifically defined herein shall have the meanings assigned to them in the Loan Agreement.

  2. Revised Interest Rate. Effective with the date that the conditions set forth in this Agreement are met and accepted by RTFC, the interest rate on the Note will be equal to the existing base fixed and prevailing base variable rate plus 100 basis points. The Interest Rate Adder shall be subject to increase or decrease based on the Borrower's Total Leverage Ratio as shown in the following grid:

|--------------------------------------------------------------------------|
|           Interest Rate Adder    |      Total Leverage Ratio             |
|            (in basis points)     |                                       |
|--------------------------------------------------------------------------|
|                  100             |      Greater than 5.0:1.0             |
|--------------------------------------------------------------------------|
|                  75              |   Between 4.0:1.0 and 5.0:1.0         |
|--------------------------------------------------------------------------|
|                  50              |       Less than 4.0:1.0               |
|--------------------------------------------------------------------------|

     Any such adjustments shall occur after RTFC's receipt of audited financial statements and confirmation of the calculation and adjustments to the rate shall become effective on the first day of the following month. Total Leverage Ratio shall be measured on a Combined Basis and calculated as follows: (a) Total Debt plus Non-Related Party Bonds divided by (b) Adjusted EBITDA. Total Debt shall mean, for any year, total indebtedness on a combined basis, as calculated in accordance with Generally Accepted Accounting Principles (GAAP) excluding SCCs. Non-Related Party Bonds shall mean the par value of all senior notes issued by Madison River Capital, LLC bearing a maturity date of March 1, 2010 ("Bonds") less any such Bonds owned by the Borrower and/or Madison River Holdings Corp. Adjusted EBITDA shall mean, for any year, (a) net income for such period plus (b) the sum of the following: (i) interest expense payable on long-term debt; (ii) income taxes; (iii) depreciation, amortization and other similar non-cash charges; (iv) extraordinary losses; and (v) losses from the sale of assets less (c) the sum of the following: (i) interest payments from affiliates including the guaranteed payment by Gulf Communications, LLC; (ii) extraordinary gains or the write up of any asset; and (iii) gains from the sale of assets.

     Combined Basis shall mean the consolidated and combined, without duplication, financial statements for the Borrower, Gallatin River Holdings L.L.C., MEBTEL Long Distance Solutions, Inc. Madison River Long Distance Solutions, Inc. and the subsidiaries of those companies without duplication.

  3. Revised Repayment. The Loan shall be amortized in accordance with the following schedule:

Amortization Schedule, includes all Notes

|-------------------------------------------------------------------------------------------------|
|                      Quarterly Principal                                                        |
|      Date                  Payment                  Annual Amount                   Balance     |
|                      %              $             %             $               $426,592,925.53 |
--------------------------------------------------------------------------------------------------|
|   8/31/2003   |     0.0%  |           0.00   |        |                   |      426,592,925.53 |
|  11/30/2003   |     0.0%  |           0.00   |   0.0% |            $0.00  |      426,592,925.53 |
|   2/29/2004   |     0.0%  |           0.00   |        |                   |      426,592,925.53 |
|   5/31/2004   |     0.0%  |           0.00   |        |                   |      426,592,925.53 |
|   8/31/2004   |     0.6%  |   2,346,261.09   |        |                   |      424,246,664.44 |
|  11/30/2004   |     0.6%  |   2,346,261.09   |   1.1% |    $4,692,522.18  |      421,900,403.35 |
|   2/28/2005   |     0.6%  |   2,346,261.09   |        |                   |      419,554,142.26 |
|   5/31/2005   |     0.6%  |   2,346,261.09   |        |                   |      417,207,881.17 |
|   8/31/2005   |     0.6%  |   2,346,261.09   |        |                   |      414,861,620.08 |
|  11/30/2005   |     0.6%  |   2,346,261.09   |   2.2% |    $9,385,044.36  |      412,515,358.99 |
|   2/28/2006   |     0.6%  |   2,346,261.09   |        |                   |      410,169,097.90 |
|   5/31/2006   |     0.6%  |   2,346,261.09   |        |                   |      407,822,836.81 |
|   8/31/2006   |     0.6%  |   2,346,261.09   |        |                   |      405,476,575.72 |
|  11/30/2006   |     0.6%  |   2,346,261.09   |   2.2% |    $9,385,044.36  |      403,130,314.63 |
|   2/28/2007   |     0.6%  |   2,346,261.09   |        |                   |      400,784,053.54 |
|   5/31/2007   |     0.6%  |   2,346,261.09   |        |                   |      398,437,792.45 |
|   8/31/2007   |     0.6%  |   2,346,261.09   |        |                   |      396,091,531.35 |
|  11/30/2007   |     0.6%  |   2,346,261.09   |   2.2% |    $9,385,044.36  |      393,745,270.26 |
|   2/29/2008   |     0.6%  |   2,346,261.09   |        |                   |      391,399,009.17 |
|   5/31/2008   |     0.6%  |   2,346,261.09   |        |                   |      389,052,748.08 |
|   8/31/2008   |     0.6%  |   2,346,261.09   |        |                   |      386,706,486.99 |
|  11/30/2008   |     0.6%  |   2,346,261.09   |   2.2% |    $9,385,044.36  |      384,360,225.90 |
|   2/28/2009   |     0.6%  |   2,346,261.09   |        |                   |      382,013,964.81 |
|   5/31/2009   |     0.6%  |   2,346,261.09   |        |                   |      379,667,703.72 |
|   8/31/2009   |     0.6%  |   2,346,261.09   |        |                   |      377,321,442.63 |
|  11/30/2009   |     0.6%  |   2,346,261.09   |   2.2% |    $9,385,044.36  |      374,975,181.54 |
|   2/28/2010   |     0.6%  |   2,346,261.09   |        |                   |      372,628,920.45 |
|   5/31/2010   |     0.6%  |   2,346,261.09   |        |                   |      370,282,659.36 |
|   8/31/2010   |     0.6%  |   2,346,261.09   |        |                   |      367,936,398.27 |
|  11/30/2010   |     0.6%  |   2,346,261.09   |   2.2% |    $9,385,044.36  |      365,590,137.18 |
|   2/28/2011   |     2.1%  |   8,851,803.20   |        |                   |      356,738,333.97 |
|   5/31/2011   |     2.1%  |   8,851,803.20   |        |                   |      347,886,530.77 |

|-------------------------------------------------------------------------------------------------|
|                      Quarterly Principal                                                        |
|      Date                  Payment                  Annual Amount                   Balance     |
|                      %              $             %             $                               |
|-------------------------------------------------------------------------------------------------|
|   8/31/2011   |     2.1%  |   8,851,803.20   |        |                   |      339,034,727.56 |
|  11/30/2011   |     2.1%  |   8,851,803.20   |   8.3% |   $35,407,212.82  |      330,182,924.36 |
|   2/29/2012   |     3.7%  |  15,570,641.78   |        |                   |      314,612,282.58 |
|   5/31/2012   |     3.7%  |  15,570,641.78   |        |                   |      299,041,640.80 |
|   8/31/2012   |     3.7%  |  15,570,641.78   |        |                   |      283,470,999.01 |
|  11/30/2012   |     3.7%  |  15,570,641.78   |  14.6% |   $62,282,567.13  |      267,900,357.23 |
|   2/28/2013   |     3.9%  |  16,530,475.86   |        |                   |      251,369,881.37 |
|   5/31/2013   |     3.9%  |  16,530,475.86   |        |                   |      234,839,405.50 |
|   8/31/2013   |     3.9%  |  16,530,475.86   |        |                   |      218,308,929.64 |
|  11/30/2013   |     4.1%  |  17,490,309.95   |  15.7% |   $67,081,737.54  |      200,818,619.69 |
|   2/28/2014   |     4.1%  |  17,490,309.95   |        |                   |      183,328,309.75 |
|   5/31/2014   |     4.1%  |  17,490,309.95   |        |                   |      165,837,999.80 |
|   8/31/2014   |     4.1%  |  17,490,309.95   |        |                   |      148,347,689.85 |
|  11/30/2014   |     4.1%  |  17,490,309.95   |  16.4% |   $69,961,239.79  |      130,857,379.91 |
|   2/28/2015   |     4.1%  |  17,490,309.95   |        |                   |      113,367,069.96 |
|   5/31/2015   |     4.1%  |  17,490,309.95   |        |                   |       95,876,760.01 |
|   8/31/2015   |     4.1%  |  17,490,309.95   |        |                   |       78,386,450.07 |
|  11/30/2015   |     4.1%  |  17,490,309.95   |  16.4% |   $69,961,239.79  |       60,896,140.12 |
|   2/29/2016   |     3.6%  |  15,224,035.03   |        |                   |       45,672,105.09 |
|   5/31/2016   |     3.6%  |  15,224,035.03   |        |                   |       30,448,070.06 |
|   8/31/2016   |     3.6%  |  15,224,035.03   |        |                   |       15,224,035.03 |
|  11/30/2016   |     3.6%  |  15,224,035.03   |  14.3% |   $60,896,140.12  |                0.00 |
|               |   ------  |---------------   | ------ |  ---------------  |                     |
|               |   100.0%  |$426,592,925.53   | 100.0% |  $426,592,925.53  |                     |
|               |   ======  |===============   | ====== |  ===============  |                     |
|-------------------------------------------------------------------------------------------------|



  4. Revised Covenant Requirements.

     A. Financial Ratio Requirements. Borrower shall comply with the following financial covenants:

|------------------------------------------------------------------------------------|
|                         |  2003-2004  |  2005-2006  |  2007-2010  |  2011-Maturity |
|-------------------------|-------------|-------------|-------------|----------------|
|  Minimum TIER           |    1.50     |    1.50     |    2.00     |      2.00      |
|-------------------------|-------------|-------------|-------------|----------------|
|  Minimum DSC            |    1.50     |    2.00     |    2.00     |      1.05      |
|-------------------------|-------------|-------------|-------------|----------------|
|  Maximum Leverage Ratio |    5.0      |    4.5      |    4.0      |       3.5      |
|-----------------------------------------------------|-------------|----------------|

     (a) "Debt Service Coverage Ratio" or "DSC" for any year shall mean (i) total net income (including guaranty payments made by or to any of the Subsidiaries that would be included in net income according to GAAP) or margins plus depreciation and amortization and deferred compensation expense, and interest on long-term debt for such year, divided by (ii) principal payments as scheduled under this Amendment and interest on long-term debt payable in such year, as measured on a Combined Basis;

     (b) Leverage Ratio shall be measured on a Combined Basis and calculated as follows: (i) Total Debt divided by (ii) Adjusted EBITDA. Total Debt shall mean, for any year, total indebtedness on a Combined Basis as calculated in accordance with GAAP excluding SCCs; and

     (c) Adjusted EBITDA shall mean, for any year, net income for such period plus the sum of the following: (i) interest expense payable on long-term debt; (ii) income taxes; (iii) depreciation, amortization and other similar non-cash charges including non-cash deferred compensation expense; (iv) extraordinary losses; and (v) losses from the sale of assets less the sum of the following: (i) interest payments from affiliates including the guaranteed payment by Gulf Communications, LLC; (ii) extraordinary gains or the write up of any asset; and (iii) gains from the sale of assets.

     B. Capital Expenditures. Borrower shall submit a 3-year capital expenditure budget for review and approval of RTFC. At no time during the subject period shall Borrower exceed the budgeted capital expenditures as approved by RTFC without RTFC's prior written consent. Until such time as RTFC has approved the required 3-year capital expenditure budget, Borrower, without RTFC's prior approval, may make capital expenditures that shall not exceed the amounts set forth below for the corresponding period for which RTFC approval of a budget has not been granted:

             |-----------------------------------------------------|
             |       Year              |            Amount         |
             |-----------------------------------------------------|
             |       2003              |          $12,000,000      |
             |       2004              |          $16,600,000      |
             |       2005              |          $14,800,000      |
             |       2006              |          $16,000,000      |
             |       2007              |          $16,200,000      |
             |       2008              |          $16,400,000      |
             |       2009              |          $16,700,000      |
             |       2010              |          $17,000,000      |
             |       2011              |          $17,400,000      |
             |       2012              |          $17,700,000      |
             |       2013              |          $18,100,000      |
             |       2014              |          $18,500,000      |
             |       2015              |          $18,900,000      |
             |       2016              |          $19,000,000      |
             |-----------------------------------------------------|

        Any scheduled amount not expended in a particular year may be used in the following year.

     C. Acquisitions And Sales Of Exchanges. Any and all acquisitions and sales of local exchanges shall require the prior written approval of RTFC.

     D. Prepayments.

        (a) Voluntary prepayments shall mean those prepayments made in accordance with Section 2,04 of the Loan Agreement, except that the voluntary prepayment of outstanding loan funds in the variable rate mode of interest shall not be subject to a prepayment penalty provided that said voluntary prepayment occurs prior to February 28, 2010.

        (b) Mandatory Prepayments. Beginning in 2005, Borrower shall make annual mandatory prepayments in an amount equal to 100% of Excess Cash Flow as calculated by RTFC using audited financial statements and said mandatory prepayment shall occur by the earlier of the 5th business day of the month immediately following RTFC's receipt of the audited financial statements or June 5 of any given year. Excess Cash Flow is defined as Adjusted EBITDA less Approved Annual Capital Budget, income taxes, Bond purchases, principal and interest payments, non-cash RTFC patronage capital, and Permitted Dividends. Borrower shall not be charged a prepayment penalty for that portion of the prepayment applied to any loan balance to which a variable rate of interest is being charged.

        (c) Permitted Dividends shall mean the total amount of dividends and distributions permitted under Section 7.03 of the Loan Agreement.

        (d) Adjusted EBITDA shall have the meaning set forth in Section 4(A) of this Agreement.

        (e) Approved Annual Capital Budget shall mean the approved or the maximum amount allocated for capital expenditures in accordance with
            Section 4(B) of this Agreement for the upcoming fiscal year.

        (f) Re-Amortization. Prepayments, whether voluntary of mandatory, shall be applied in inverse order of maturity except that cumulative or individual prepayments, whether voluntary or mandatory, that total $20,000,000 or more since the most recent re-amortization of the Loan, at the Borrower's request, may be applied on a pro rata basis to reduce principal payments scheduled for February 28, 2011 and for each quarter thereafter.

     E. Section 7.03 of the Loan Agreement shall be replaced in its entirety with the following:

            "Dividends and Other Cash Distributions. The Borrower and its Subsidiaries will not, without the prior approval in writing of the Lender, make dividend payments or any other cash distributions related to its capital stock unless and until Borrower is current on its obligations to Lender and is not in material default of any of its covenants under the Loan Agreement and the Other Agreements, after giving effect to such dividend payment: (a) Borrower, Gallatin River Holdings LLC, MEBTEL Long Distance Solutions, Inc. and Madison River Long Distance Solutions, Inc. on a Combined Basis, achieves an equity-to-total stock assets ratio ("Post Transaction Net Worth") of 40% or greater, have achieved its financial ratio requirements for the preceding period and either have a Current Ratio of 1.25 or greater ("Current Ratio Test") or a fixed charge coverage ratio of
            1.0 or greater the fiscal quarter immediately preceding ("Fixed Charge Coverage Ratio Test"); or (b) Borrower, Gallatin River Holdings LLC, MEBTEL Long Distance Solutions, Inc. and Madison River Long Distance Solutions, Inc.'s Combined Basis Post Transaction Net Worth is 30% or greater, the dividend payment does not exceed 35% of their Combined Basis prior year's Cash Margins, and (i) either the Current Ratio Test and financial ratio requirements for the preceding period are met on a Combined Basis or (ii) the Fixed Charge Coverage Ratio Test and financial ratio requirements for the preceding period are met on a Combined Basis. Provided, however, to the extent permitted under the Indenture dated February 17, 2000 issued in conjunction with the Bonds, the purpose of any such dividend payments as permitted hereunder shall be for the payment of
             (i) principal and/or interest on the Bonds, (ii) principal or interest on replacement bonds ("Replacement Bonds") provided that said replacement bonds bear an interest rate no greater than the existing Bonds, and (iii) re-purchase of the Bonds or the Replacement Bonds. However, notwithstanding the foregoing, annual dividend payments of up to $9,225,000 may be made by Gulf Telephone Company, Gulf Communications, LLC and/or the Borrower, without Lender's prior written approval provided that Borrower is current on its obligations to Lender and is not in material default of any of the covenants under the this Loan Agreement and the Other Agreements. Notwithstanding the foregoing, Borrower's Subsidiaries may make dividend payments to Borrower for the purpose of servicing Borrower's debts to Lender without the prior approval of Lender and Borrower may make distributions in the amount of income taxes that are attributable to Borrower's earnings.

            "'Fixed Charge Coverage Ratio' shall be measured on a Combined Basis at each fiscal quarter-to-date, and shall mean Operating Cash Flow divided by Fixed Charges for any applicable quarter. Operating Cash Flow shall mean (a) net income for such period plus (b) the sum of the following for such period: (i) depreciation and amortization and other similar non-cash charges including non-cash deferred compensation expense; (ii) extraordinary losses; and (iii) losses from the sale of assets, less (c) the sum of the following for such period: (i) extraordinary gains or the write-up of any asset; (ii) any non-cash RTFC patronage capital; and (iii) gains from the sale of any assets. Fixed Charges shall equal the sum of the following for such period: (i) principal payments on long term debt; (ii) cash capital expenditures; (iii) cash dividend payments; and (iv) cash payments to purchase Bonds."

            "Gallatin River Holdings L.L.C. and its Subsidiaries may not, without the prior approval in writing of the Lender, make dividend payments or any other cash distributions related to its membership interests except that it may make dividend payments to its member-owners without Lender's prior written approval for the purpose of funding the member-owner's income tax liability on its earnings
             ("Tax Dividends") provided that (i) for any year the Tax Dividends, in the aggregate, do not exceed 50% of Gallatin River Holdings LLC's prevailing fiscal year-to-date consolidated net income, and, (ii) after giving effect to the transaction, the Current Ratio Test is met. Gallatin River Holdings LLC and its Subsidiaries may not declare or pay dividends to their shareholders or member-owners, as the case may be ("Investor Dividends") without Lender's prior written approval unless and until (i) the Combined Basis equity-to-total assets ratio is 40% or greater after giving effect to the transaction ("Investor Dividend Net Worth Test"); (ii) the aggregate of the Investor Dividends and the Tax Dividends does not exceed 50% of the Combined Basis prior year's Cash Margins; and (iii) the Current Ratio Test is met. Notwithstanding the above, Gallatin River Holdings LLC and its Subsidiaries may make distributions to its member-owners, without Lender's prior written approval, for the purpose of servicing debts to Lender."


     F. Maximum Bond Purchases. The purchase of Bonds by Borrower and Madison River Holdings Corp. combined shall not exceed $2,000,000 per calendar quarter and $6,000,000 per year without RTFC's prior written approval. Lender reserves the right to waive this limitation from time to time at its sole discretion. Such a waiver or waivers shall not constitute an elimination of this limitation; and

     G. Section 7.05 of the Loan Agreement shall be replaced in its entirety with the following:

        "Limitations on Loans, Investments and Other Obligations.

        (a) The Borrower shall not, without first obtaining the written approval of Lender, (i) purchase or make any commitment to purchase any stock, bonds, notes, debentures or other securities or obligations of or beneficial interest in, (ii) make any other investment in,
             (iii) make any loan to, or (iv) guarantee, assume, or otherwise become liable for any obligation of, any corporation, association, partnership, joint venture, trust, government or any agency or department thereof, or any other entity of any kind if the aggregate amount of all such purchases, investments, loans and guarantees exceeds the greater of ten percent (10%) of Total Plant or thirty percent (30%) of Net Worth.

        (b) The following shall not be included in the limitation on purchases investments, loans and guarantees in (a) above: (i) bonds, notes, debentures, stock, or other securities or obligations issued by or guaranteed by the United States government or any agency or instrumentality thereof; (ii) bonds, notes, debentures, stock, commercial paper, subordinated capital certificates, or other security or obligation of institutions whose senior unsecured debt obligations are rated by at least two nationally recognized rating organizations in either or its two highest categories; (iii) investments incidental to loans made by RTFC; (iv) bonds, notes, debentures, commercial paper or any other security of the National Rural Utilities Cooperative Finance Corporation; (v) any deposit that is fully insured by the Federal Government; (vi) the preferred equity investment in Gulf Communications, LLC of $90,566,000; and
             (vii) Bonds issued by Madison River Capital, LLC, as defined herein, in amounts permitted pursuant to this Agreement and/or approved by RTFC."

  5. Additional Collateral and Guarantees.   As a condition to the effectiveness
     of this Agreement, there shall be delivered to Lender, fully completed and duly executed (when applicable), the following, satisfactory to Lender and its counsel:

     A. A pledge and security agreement from Madison River Capital, LLC pledging its Madison River Holdings Corp. stock as additional security for the Loan with related stock powers;

     B. A pledge and security agreement from Madison River Holdings, Corp. pledging its Madison River Long Distance Solutions, Inc. stock and its MEBTEL Long Distance Solutions, Inc. stock as additional security for the Loan with related stock powers;

     C. A mortgage and security agreement from Madison River Holdings Corp. and any other documentation necessary to provide Lender with a first lien security interest in the assets of Madison River Holdings Corp. including all Bonds owned or hereafter acquired by Madison River Holdings, Corp., as additional collateral for the Loan;

     D. A secured guaranty of the Loan from Madison River Long Distance Solutions, Inc.;

     E. A mortgage and security agreement from Madison River Long Distance Solutions, Inc. providing Lender with a first lien security interest in the assets of Madison River Long Distance Solutions, Inc. to secure its guaranty of the Loan;

     F. A secured guaranty of the Loan from MEBTEL Long Distance Solutions,
        Inc.;

     G. A mortgage and security agreement from MEBTEL Long Distance Solutions, Inc. providing Lender with a first lien security interest in the assets of MEBTEL Long Distance Solutions, Inc. to secure its guaranty of the Loan;

     H. Certified copies, satisfactory to the Lender, of all such corporate documents and proceedings authorizing the transactions described above, as well as the execution of this Agreement;

     I. Written opinions from Borrower's, Madison River Capital, LLC's, Madison River Holdings Corp.'s, Madison River Long Distance Solutions, Inc.'s, and MEBTEL Long Distance Solutions, Inc.'s counsel addressing such legal matters as the Lender or its counsel shall reasonably require;

     J. An undertaking letter from Madison River Communications, LLC agreeing that, when all of the Bonds have been repaid, it will provide Lender with a mortgage and security agreement providing Lender with a first lien security interest in the assets of Madison River Communications, LLC. as additional security for the Loan; and

     K. Documentation necessary to provide Lender with a first lien security interest in all Bonds owned or hereafter acquired by Borrower, as collateral for the Loan.


  6. Additional Covenants and Conditions.

     A. Upon the repayment of the Bonds, Borrower shall have delivered to Lender a mortgage and security agreement from Madison River Communications, LLC providing Lender with a first lien security interest in the assets of Madison River Communications, LLC as additional security for the Loan.

     B. The New Guarantors and the Existing Guarantors must execute this Agreement where indicated below for the sole purpose of evidencing their consent to this Agreement.

     C. Borrower shall notify RTFC in writing of Borrower's acquisition of any and all Bonds. Such notice must be provided no later than five days after the acquisition and shall identify the date of the acquisition, a description of the Bonds, and the location of the Bonds.

     D. This Agreement shall not be effective until Borrower pays RTFC an amendment fee of $50,000.

     E. Within six months of the date of this Agreement, Borrower shall provide RTFC with all necessary documentation, in form and substance acceptable to RTFC, to secure Coastal Utilities, Inc.'s existing unsecured revolving line of credit agreement with RTFC in the principal amount of $10,000,000 (GA543-5108) with the assets of Coastal Utilities, Inc.

  7. Effect of Amendment. Except as amended herein, the Loan Agreement remains in full force and effect as executed. In any conflict between the terms and conditions of the Loan Agreement and this Agreement, the terms and conditions of this Agreement shall govern.

     IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Agreement under seal as of the date first above written.

                                  MADISON RIVER LTD FUNDING CORP.

                                  By: /s/ J. STEPHEN VANDERWOUDE
                                     ----------------------------------
                                  Title:  Chief Executive Officer
                                        -------------------------------
(SEAL)

Attest: /s/ PAUL H. SUNU
       --------------------------
                Secretary



                                  RURAL TELEPHONE FINANCE COOPERATIVE


                                  By:  /s/ ROBIN C. REED
                                     ----------------------------------
                                        Assistant Secretary-Treasurer



(SEAL)

Attest: /s/ PATRICK RINN
       -----------------------------
       Assistant Secretary-Treasurer

Seen and consented to :


Gallatin River Holdings, L.L.C.

By:  /s/ J. STEPHEN VANDERWOUDE
    ----------------------------------
Name:    J. Stephen Vanderwoude
      --------------------------------
Title:   Chief Executive Officer
       -------------------------------

Gulf Long Distance, Inc.

By:  /s/ J. STEPHEN VANDERWOUDE
    ----------------------------------
Name:    J. Stephen Vanderwoude
      --------------------------------
Title:   Chief Executive Officer
       -------------------------------


Coastal Utilities, Inc.

By:  /s/ J. STEPHEN VANDERWOUDE
    ----------------------------------
Name:    J. Stephen Vanderwoude
      --------------------------------
Title:   Chief Executive Officer
       -------------------------------


Gulf Long Distance, Inc.

By:  /s/ J. STEPHEN VANDERWOUDE
    ----------------------------------
Name:    J. Stephen Vanderwoude
      --------------------------------
Title:   Chief Executive Officer
       -------------------------------


Gulf Telephone Company

By:  /s/ J. STEPHEN VANDERWOUDE
    ----------------------------------
Name:    J. Stephen Vanderwoude
      --------------------------------
Title:   Chief Executive Officer
       -------------------------------



MEBTEL, Inc.

By:  /s/ J. STEPHEN VANDERWOUDE
    ----------------------------------
Name:    J. Stephen Vanderwoude
      --------------------------------
Title:   Chief Executive Officer
       -------------------------------


Madison River Management Company

By:  /s/ J. STEPHEN VANDERWOUDE
    ----------------------------------
Name:    J. Stephen Vanderwoude
      --------------------------------
Title:   Chief Executive Officer
       -------------------------------